Astoria Financial Corporation Announces The Disclosure Of 2015 Dodd-Frank Act Stress Test ("DFAST") Results By Astoria Bank

LAKE SUCCESS, N.Y., June 23, 2015 /PRNewswire/ -- Astoria Financial Corporation (NYSE: AF), announced that as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, Astoria Bank (the "Bank") has disclosed the results of its 2015 Dodd-Frank Act Stress Test ("DFAST"). A link to the DFAST disclosure can be found on Astoria Bank's website, www.astoriabank.com, or by going to the "Corporate Governance" section of Astoria Financial Corporation's Investor Relations website, http://ir.astoriabank.com, and clicking on the "Corporate Governance – Documents" link.

These DFAST results are based on a forward-looking exercise using hypothetical, severely adverse macroeconomic assumptions developed and provided by the Federal Reserve Bank, and are not intended to be a forecast of the Bank's future financial condition or results of operations.

About Astoria Financial Corporation

Astoria Financial Corporation, with assets of $15.5 billion, is the holding company for Astoria Bank. Established in 1888, Astoria Bank, with deposits in New York totaling $9.4 billion, is the second largest thrift depository in New York and provides the customers and local communities it serves with quality financial products and services through 87 convenient banking branch locations, a business banking office in Manhattan, and multiple delivery channels, including its flexible mobile banking app. Astoria Bank commands a significant deposit market share in the attractive Long Island market, which includes Brooklyn, Queens, Nassau, and Suffolk counties with a population exceeding that of 38 individual states. Astoria Bank originates multi-family and commercial real estate loans, primarily on rent controlled and rent stabilized apartment buildings, located in New York City and the surrounding metropolitan area and originates residential mortgage loans through its banking and loan production offices in New York, a broker network in four states, primarily along the East Coast, and correspondent relationships covering 13 states and the District of Columbia.

Forward Looking Statements

This press release contains a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the use of such words as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "potential," "predict," "project," "should," "will," "would," and similar terms and phrases, including references to assumptions.

Forward-looking statements are based on various assumptions and analyses made by us in light of our management's experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events that may be subject to circumstances beyond our control; increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment; changes in deposit flows, loan demand or real estate values; changes in accounting principles, policies or guidelines; changes in general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry; legislative or regulatory changes, including the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and any actions regarding foreclosures; enhanced supervision and examination by the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System and the Consumer Financial Protection Bureau; effects of changes in existing U.S. government or government-sponsored mortgage programs; our ability to successfully implement technological changes; our ability to successfully consummate new business initiatives; litigation or other matters before regulatory agencies, whether currently existing or commencing in the future; or our ability to implement enhanced risk management policies, procedures and controls commensurate with shifts in our business strategies. We have no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release.

CONTACT: Theodore S. Ayvas , Vice President, Investor Relations, 516-327-7877, ir@astoriabank.com